UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 17, 2003

JONES APPAREL GROUP, INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-10746 (Commission File Number)	06-0935166 (IRS Employer Identification No.)

250 Rittenhouse Circle
Bristol, PA 19007
(Address of principal executive offices)

(215) 785-4000
(Registrant's telephone number, including area code)

Item 5.  Other Events.

On December 17, 2003, Jones Apparel Group, Inc. issued a press release announcing that it will redeem for cash all currently outstanding Zero Coupon Convertible Senior Notes due 2021. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 7. Exhibits.

99.1	Press Release of the Registrant dated December 17, 2003.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES APPAREL GROUP, INC. (Registrant) By: /s/ Wesley R. Card Wesley R. Card Chief Operating and Financial Officer

 Date: December 17, 2003

Exhibit Index

Exhibit No.	Description
99.1	Press Release of the Registrant dated December 17, 2003.

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